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                                                              EXHIBIT (h)(35)(b)

                               AMENDMENT NO. 2 TO
                                    AGREEMENT

     The United States Life Insurance Company in the City of New York and AIG SunAmerica Asset Management Corp. hereby amend the Agreement made as of September 1, 2003 as follows:

          Schedule Two is hereby deleted in its entirety and replaced with the Schedule Two attached hereto.

     IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 2 be effective as of the 1st day of July, 2008.

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK

                                        ATTEST:


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                            (Corporate Seal)


AIG SUNAMERICA ASSET MANAGEMENT CORP.

                                        ATTEST:


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                       1

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                                  SCHEDULE TWO
                              (as of July 1, 2008)

                                LIST OF CONTRACTS

..    Platinum Investor PLUS

..    Platinum Investor Immediate Variable Annuity

..    Platinum Investor Survivor II

..    Platinum Investor VIP

..    AIG Protection Advantage VUL

                                       2